UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 21, 2026
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2026 (the “Original Form 8-K”) is being filed to amend and restate the Index to Exhibits in Item 9.01 of the Original Form 8-K and to file Exhibit 2.1, which as disclosed in the Original Form 8-K was to be filed with this Form 8-K/A. In addition, this Form 8-K/A amends and supplements the disclosure set forth under Item 8.01 of the Original Form 8-K to include disclosure regarding the authorization of a stock repurchase program. Except as specifically described herein, this Form 8-K/A does not amend or update any other item or disclosure contained in the Original Form 8-K. This Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as specifically noted above.

Item 8.01	Financial Statements and Exhibits

Stock Repurchase Program

Effective May 27, 2026, the Board of Directors of Sun Communities, Inc. (the “Company”) authorized a stock repurchase program (the “Stock Repurchase Program”) under which the Company may repurchase up to $1 billion of its common stock through May 27, 2027. The Stock Repurchase Program renews the Company’s previous stock repurchase program and provides the Company with continued flexibility to repurchase shares of its common stock.

Under the Stock Repurchase Program, the Company may repurchase shares of its common stock from time to time in open market transactions, through privately negotiated transactions, through one or more accelerated repurchases, or otherwise, in accordance with the terms set forth in Rule 10b5-1 and Rule 10b-18 of the Exchange Act and other applicable legal requirements. The extent to which the Company repurchases shares of its common stock and the timing of such repurchases will depend on market conditions and other considerations as may be considered in the Company’s sole discretion. The Stock Repurchase Program does not obligate the Company to repurchase any specific number of shares of its common stock and there is no guarantee as to the exact number of shares of common stock that will be repurchased by the Company. The Company may initiate, suspend or discontinue purchases under the Stock Repurchase Program at any time. Furthermore, the Stock Repurchase Program may be modified, suspended or terminated at any time without prior notice.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description	Method of Filing
2.1*†	Agreement for the sale and purchase of the entire issued share capital of certain target companies dated May 21, 2026 between Sun Communities Operating Limited Partnership and Panther Bidco Limited	Filed herewith
99.1	Press Release dated May 21, 2026	Incorporated by reference to Exhibit 99.1 to Sun Communities, Inc.'s Current Report on Form 8-K filed on May 21, 2026
99.2	Supplemental Risk Factors	Incorporated by reference to Exhibit 99.2 to Sun Communities, Inc.'s Current Report on Form 8-K filed on May 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.
† Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 28, 2026	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Chief Financial Officer, Executive Vice President, Secretary and Treasurer